EXHIBIT 32.1


        CERTIFICATION OF JOEL SHAPIRO PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Joel Shapiro, Chief Executive Officer of Tech-Net Communications, Inc. (the "Company"), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     (1) The Quarterly Report on Form 10-QSB of the Company for the period ended June 30, 2003 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


  Date:  August 12, 2003                  By:  /s/ Joel Shapiro
                                               -----------------------
                                               Joel Shapiro
                                               Chief Executive Officer